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                       Securities and Exchange Commission
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 3, 2003
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                             INTERCOM SYSTEMS, INC.
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        (Exact name of small business issuer as specified in its charter)



             Delaware                 000-12854              11-2599441
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(State or other jurisdiction of       Commission File        (I.R.S. Employer
incorporation or organization)        Number                 Identification No.)



               111 Village Parkway, Building #2, Marietta, Georgia
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (770) 951-0984
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



Item 5. Other Events

     On June 3, 2003, the Registrant consummated a private placement ("Private Placement") of shares of its common stock, par value $0.0005 per share ("Common Stock"). In the Private Placement, the Registrant sold an aggregate of 6,000,000 shares of Common Stock at a per share price of $.01, receiving gross proceeds of $60,000.00. This offering was limited to accredited investors as defined in
Section 2(15) of the Securities Act of 1933, as amended, and Rule 501 promulgated thereunder. After the Private Placement, there were 14,008,229 shares of Common Stock outstanding.

     The following officers, directors and principle shareholders of the Company (and/or their affiliates) purchased Common Stock in the Private Placement:


                                                                                             Percent of
                                 Number of Shares of                                         Outstanding
                                     Common Stock                                           Common Stock
                                  Beneficially Owned    Number of Shares of Common Stock      After the
                                 Prior to the Private     Beneficially Owned After the         Private
Name                                  Placement                 Private Placement             Placement
-----------------------------------------------------------------------------------------------------------
Robert H. Donehew                     270,000 (1)                1,770,000 (2)                  12.6%

Ronald I. Heller                    1,000,000 (3)                2,500,000 (3)(4)               17.8%

Larry Kupferberg                      500,000 (5)                  800,000 (5)                   5.7%



     (1) Includes 200,000 shares of common stock owned by Donehew Fund Limited Partnership, a Wyoming limited partnership, of which Donehew Capital, LLC, a Wyoming limited liability company, is the general partner; Mr. Donehew is the manager of Donehew Capital, LLC. Also includes 70,000 shares of common stock issuable upon presently exercisable options held by Mr. Donehew.

     (2)  Includes  1,700,000  shares  of common  stock  owned by  Donehew  Fund
          Limited Partnership. Also includes 70,000 shares of common stock issuable upon presently exercisable options held by Mr. Donehew.

     (3) Includes 500,000 shares held by the Ronald I. Heller Revocable Trust dated 12/23/97, of which Mr. Heller and his wife are co- trustees, and 500,000 shares held by the Joyce L. Heller Revocable Trust dated 12/23/97, of which Mr. Heller and his wife are co-trustees.

     (4) Includes 1,500,000 shares held by the Heller Family Foundation, of which Mr. Heller is President.

     (5) Includes 500,000 shares of common stock held by the Rachel Beth Heller 1997 Trust dated 7/9/97, of which Mr. Kupferberg is the trustee.


     Additionally, Martin H. Meyerson I.R.A. purchased 500,000 shares of Common Stock in the Private Placement. Prior to the Private Placement, Martin H. Meyerson I.R.A. purchased 250,000 shares of Common Stock in a private transaction. Mr. Meyerson may now be deemed to beneficially own 5.4% of the Company's Common Stock.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             INTERCOM SYSTEMS, INC.



Dated: June 5, 2003          By:  /s/ Robert H. Donehew
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                                  Robert H. Donehew
                                    Vice President and Treasurer
                                    (Principal Accounting and Financial Officer)